UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report: November 30, 2022
(Date of earliest event reported)

Wells Fargo Commercial Mortgage Trust 2021-C61
(Central Index Key Number 0001891774)

(Exact name of issuing entity)

LMF Commercial, LLC

(Central Index Key Number 0001592182)

Wells Fargo Bank, National Association
(Central Index Key Number 0000740906)

Ladder Capital Finance LLC

(Central Index Key Number 0001541468)

Column Financial, Inc.

(Central Index Key Number 0001628601)

UBS AG

(Central Index Key Number 0001685185)

BSPRT CMBS Finance, LLC

(Central Index Key Number 0001722518)

Oceanview Commercial Mortgage Finance, LLC

(Central Index Key Number 0001894245)

(Exact name of sponsor as specified in its charter)

Wells Fargo Commercial Mortgage Securities, Inc.
(Central Index Key Number 0000850779)

(Exact name of registrant as specified in its charter)

North Carolina	333-257991-02	56-1643598
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

301 South College Street
Charlotte, North Carolina	28202
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code      (704) 374-6161

Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.	☐

Item 1.01.	Entry into a Material Definitive Agreement.

On December 6, 2021, Wells Fargo Commercial Mortgage Securities, Inc. (the “Depositor”) caused the issuance, pursuant to a pooling and servicing agreement, dated as of December 1, 2021 (the “Pooling and Servicing Agreement”), among Wells Fargo Commercial Mortgage Securities, Inc., as depositor (the “Registrant”), Wells Fargo Bank, National Association, as master servicer, CWCapital Asset Management LLC, as special servicer, Computershare Trust Company, N.A., as certificate administrator, Wilmington Trust, National Association, as trustee, and Pentalpha Surveillance LLC, as operating advisor and as asset representations reviewer, of the Wells Fargo Commercial Mortgage Trust 2021-C61, Commercial Mortgage Pass-Through Certificates, Series 2021-C61 (the “Certificates”).

The Certificates represent, in the aggregate, the entire beneficial ownership in Wells Fargo Commercial Mortgage Trust 2021-C61 (the “Issuing Entity”), a common law trust formed on December 6, 2021 under the laws of the State of New York pursuant to the Pooling and Servicing Agreement. The assets of the Issuing Entity consist primarily of sixty-one (61) mortgage loans (the “Mortgage Loans”) secured by first mortgages, deeds of trust, deeds to secure debt or similar security instruments on the fee and/or leasehold estate of the related borrower in one hundred sixty-five (165) commercial, multifamily or manufactured housing community properties.

The Mortgage Loan secured by the mortgaged property identified as “Meadowood Mall” on Exhibit B to the Pooling and Servicing Agreement (the “Meadowood Mall Mortgage Loan”), which is an asset of the Issuing Entity, is part of a whole loan (the “Meadowood Mall Whole Loan”) that also includes four (4) additional pari passu promissory notes and one (1) additional subordinate promissory note, which are not assets of the Issuing Entity. Prior to November 30, 2022, the Meadowood Mall Whole Loan was being serviced and administered pursuant to the Pooling and Servicing Agreement.

As of November 30, 2022, the Meadowood Mall Whole Loan is being serviced and administered pursuant to a pooling and servicing agreement, dated as of November 1, 2022 (the “3650R 2022-PF2 Pooling and Servicing Agreement”) by and among 3650 REIT Commercial Mortgage Securities II LLC, as depositor, Midland Loan Services, a Division of PNC Bank, National Association, as master servicer, 3650 REIT Loan Servicing LLC, as special servicer, Computershare Trust Company, National Association, as certificate administrator and as trustee, and Park Bridge Lender Services LLC, as operating advisor and as asset representations reviewer, relating to the 3650R 2022-PF2 securitization transaction into which the controlling companion loan is deposited.

The terms and conditions of the 3650R 2022-PF2 Pooling and Servicing Agreement applicable to the servicing of the Meadowood Mall Mortgage Loan are substantially similar to the terms and conditions of the Pooling and Servicing Agreement applicable to the servicing of the other Mortgage Loans, but will differ in certain respects, as described under “Pooling and Servicing Agreement—Servicing of the Non-Serviced Mortgage Loans” in the Prospectus filed by the Issuing Entity pursuant to Rule 424(b)(2) with respect to the Certificates on December 6, 2021. For example, under the 3650R 2022-PF2 Pooling and Servicing Agreement (i) the minimum monthly special servicing fee for a mortgage loan is $5,000, rather than $3,500 and (ii) the workout fee and liquidation fee will each be subject to a maximum fee amount of $1,000,000. The 3650R 2022-PF2 Pooling and Servicing Agreement is attached hereto as Exhibit 4.1.

Item 9.01.	Financial Statements, Pro Forma Financial Information and Exhibits.

(d)       Exhibits

Exhibit No.	Description

Exhibit 4.1	Pooling and Servicing Agreement, dated as of November 1, 2022, among 3650 REIT Commercial Mortgage Securities II LLC, as depositor, Midland Loan Services, a Division of PNC Bank, National Association, as master servicer, 3650 REIT Loan Servicing LLC, as special servicer, Computershare Trust Company, National Association, as certificate administrator and as trustee, and Park Bridge Lender Services LLC, as operating advisor and as asset representations reviewer.

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: December 1, 2022	WELLS FARGO COMMERCIAL MORTGAGE SECURITIES, INC. (Registrant)

	By:	/s/ Anthony J. Sfarra
		Name:	Anthony J. Sfarra
		Title:	President